Exhibit 10.8

AMENDMENT TO THE
EXECUTIVE OFFICER BENEFITS AGREEMENT

This AMENDMENT TO THE EXECUTIVE OFFICER BENEFITS AGREEMENT (this "Amendment') is made and entered into as of June 1, 2020 by and between Power Integrations, Inc., a Delaware Corporation (the "Company") and Raja Georges Petrakian ("Executive").

RECITALS

A. The Company and Executive previously entered into an Executive Officer Benefits Agreement by and between the Company and Executive, dated April 23, 2015 (the "Agreement').

B. Pursuant to this Amendment, the Company and Executive have agreed to a clarifying amendment to the Agreement, which amendment is intended to align the meaning of the term "Stock Award" with the terms used in the Company's current equity incentive programs as well as the original intent of the parties.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows

I. Section 21(u) of Exhibit A of the Agreement shall be amended as follows:

"Stock Award' shall (i) have the same meaning ascribed to such term in the 2007 Equity Incentive Plan, as may be amended from time to time, (ii) have the same meaning as the term "Award" under the Company's 2016 incentive Award Plan, as amended from time to time and any successor plan thereto, and (iii) mean any equity or equity-based incentive award granted by the Company to Executive, whether or not such award was granted under an equity incentive plan adopted by the Company.

2. All provisions of the Agreement, as amended by this Amendment, remain in full force and effect. After this Amendment becomes effective, all references in the Agreement to "this Agreement", "hereof', "herein" or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement, as amended by this Amendment.

3. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement, other than as set forth herein.

4. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

5. This Amendment shall be governed by, and construed in accordance with, the laws of the State of California, without regard to such state's of conflict of laws rules.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date set forth in the first paragraph hereof.

	POWER INTEGRATIONS, INC.		EXECUTIVE
By:	/s/ BALU BALAKRISHNAN	By:	/s/ RAJA GEORGES PETRAKIAN
Print Name:	Balu Balakrishnan	Print Name:	Raja Georges Petrakian
Title:	President and CEO